RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

Institutional Share Class

(Ticker Symbol RNCIX)

April 17, 2020

SUPPLEMENT TO PROSPECTUS DATED

January 28, 2020

The RiverNorth Core Opportunity Fund Institutional Share Class to Reduce Initial Minimum Investment Amount.

On April 6, 2020 the Board of Trustees (the "Board") of RiverNorth Funds approved a change to the initial minimum investment amount for the Institutional Share Class for the RiverNorth Core Opportunity Fund (the “Fund”). Effective on April 24, 2020, the minimum initial investment amount for the Fund’s Institutional Share Class (ticker RNCIX) will reduce from $5,000,000 to $100,000.

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.